Exhibit 99.1

News Release

FOR IMMEDIATE RELEASE

Media Relations: Charles Coleman, (626) 302-7982

www.edisonnews.com

Investor Relations: Scott Cunningham, (626) 302-2540

www.edisoninvestor.com

Edison International Reports 2007 Third Quarter Results

•

Third quarter 2007 basic earnings per common share were $1.40, up 1% from the third quarter of 2006. Core earnings[1] grew 7% to $1.41 per share primarily due to solid operating results across our major businesses.

•

Year-to-date basic earnings per common share were $2.69, down less than 1% from the prior period, while core earnings were $3.04 per share, up 25% from the prior year, driven by strong margins at Midwest Generation and Homer City, solid operating results at Southern California Edison Company (SCE), and lower net interest expense at Edison Mission Group (EMG). The change in non-core items more than offset the core increases.

•	The company now expects earnings to be at the high end of its guidance range of $3.24 to $3.59 for core earnings per share and $2.90 to $3.25 for reported earnings per share.

Edison International Third Quarter Financial Highlights

	Quarter Ended September 30,		Change
(In millions, except per share data)	2007	2006	$	%
Basic earnings per common share	$1.40	$1.38	$0.02	1%
Core earnings per common share	$1.41	$1.32	$0.09	7%
Net income	$461	$458	$3	1%
Core earnings	$465	$436	$29	7%

THIRD QUARTER EARNINGS SUMMARY

ROSEMEAD, Calif., November 2, 2007 – Edison International (NYSE: EIX) today reported basic earnings per common share of $1.40 in the third quarter of 2007, compared to $1.38 basic earnings per common share in the same period last year. Excluding discontinued operations and other non-core items, third quarter core earnings per share were $1.41, up 7% over last year.

“Edison International continues to deliver strong financial results and advance its growth plans,” said John E. Bryson, chairman and CEO. “Our proposed five-year investment program at Southern California Edison is consistent with California energy policy goals. At EMG, capacity markets are demonstrating higher value for our generating fleet, and we continue to place new wind projects into construction. ”

[1]	Core earnings is a non-GAAP financial measure; see reconciliation of core earnings to reported earnings and reconciliation of core earnings guidance to total earnings guidance below.

EDISON INTERNATIONAL REPORTS 2007 THIRD QUARTER FINANCIAL RESULTS

THIRD QUARTER EARNINGS DETAIL

Earnings from Continuing Operations

SCE 2007 third quarter earnings from continuing operations were $0.80 per share compared to earnings of $0.81 per share in the same period last year. SCE’s 2006 third quarter results include a $0.07 per share non-core benefit from a generator settlement. Excluding this item, SCE’s core earnings increased by $0.06 per share. This increase was primarily related to higher net revenue associated with the 2006 general rate case. Due to higher kWh sales from warmer weather during the summer months and the company’s rate design, electric utility revenue during the third quarter of each year is generally higher than other quarters.

EMG 2007 third quarter earnings from continuing operations and core earnings were $0.64 per share compared to $0.62 per share in the same period last year. The improvement was primarily due to lower net interest expense from debt repayment and higher energy margins, partially offset by higher development and corporate costs.

Loss from Discontinued Operations

Edison International’s losses from discontinued operations were $0.01 per share in each period, and were related to EMG’s former international projects.

	Quarter Ended September 30,
Earnings (Loss) Per Common Share (Unaudited)	2007	2006	Change
Southern California Edison Company	$0.80	$0.81	$(0.01)
Edison Mission Group	0.64	0.62	0.02
EIX parent company and other	(0.03)	(0.04)	0.01

EIX basic earnings per common share from continuing operations	1.41	1.39	0.02

Loss from discontinued operations	(0.01)	(0.01)	—

EIX basic earnings per common share	$1.40	$1.38	$0.02

EIX diluted earnings per common share	$1.39	$1.38	$0.01

	Quarter Ended September 30,
Earnings (Loss) (in millions) (Unaudited)	2007	2006	Change
Southern California Edison Company	$262	$263	$(1)
Edison Mission Group	207	204	3
EIX parent company and other	(4)	(7)	3

EIX income from continuing operations	465	460	5

Loss from discontinued operations	(4)	(2)	(2)

EIX net income	$461	$458	$3

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EDISON INTERNATIONAL REPORTS 2007 THIRD QUARTER FINANCIAL RESULTS

Third Quarter Reconciliation of Core Earnings to Reported Earnings

	Quarter Ended September 30,
Core Earnings[1] (Loss) Per Common Share (Unaudited)	2007	2006	Change
Southern California Edison Company	$0.80	$0.74	$0.06
Edison Mission Group	0.64	0.62	0.02
EIX parent company and other	(0.03)	(0.04)	0.01

EIX core earnings per share	1.41	1.32	0.09

Non-core items
SCE – generator settlement	—	0.07	(0.07)
EMG – loss from discontinued operations	(0.01)	(0.01)	—

Total non-core items	(0.01)	0.06	(0.07)

EIX basic earnings per common share	$1.40	$1.38	$0.02

	Quarter Ended September 30,
Core Earnings[1] (Loss) (in millions) (Unaudited)	2007	2006	Change
Southern California Edison Company	$262	$239	$23
Edison Mission Group	207	204	3
EIX parent company and other	(4)	(7)	3

EIX core earnings	465	436	29

Non-core items
SCE – generator settlement	—	24	(24)
EMG – loss from discontinued operations	(4)	(2)	(2)

Total non-core items	(4)	22	(26)

Total EIX net income	$461	$458	$3

[1]

See Use of Non-GAAP Financial Measures on page 7. The impact of participating securities is included in EIX parent company earnings (loss) and was $(0.02) and $(0.03) per share for the quarter ended September 30, 2007 and 2006, respectively.

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EDISON INTERNATIONAL REPORTS 2007 THIRD QUARTER FINANCIAL RESULTS

YEAR-TO-DATE EARNINGS SUMMARY

Edison International Year-to-Date Financial Highlights

	Year-to-Date September 30,		Change
(In millions, except per share data)	2007	2006	$	%
Basic earnings per common share	$2.69	$2.71	$(0.02)	(1%)
Core earnings per common share	$3.04	$2.43	$0.61	25%
Net income	$887	$893	$(6)	(1%)
Core earnings	$1,003	$800	$203	25%

Edison International recorded earnings of $2.69 per basic share for the nine-month period ending September 30, 2007, down less than 1% from the same period last year. Earnings from continuing operations of $2.69 per basic share compared to $2.48 per share for the prior period. Excluding earnings from discontinued operations and other non-core items, Edison International’s core earnings for the nine-month period were $3.04 per share, up 25% compared to $2.43 per share in the same period in 2006.

YEAR-TO-DATE EARNINGS DETAIL

Earnings from Continuing Operations

SCE’s earnings from continuing operations in the first nine months of 2007 were $1.80 per share compared to $1.90 per share a year ago. SCE’s 2007 results include a non-core tax benefit of $0.10 per share primarily reflecting progress on an appeal with the Internal Revenue Service related to the income tax treatment of certain costs associated with environmental remediation. SCE’s 2006 results include a non-core benefit of $0.25 per share related to resolution of an issue related to state income taxes and a generator settlement of $0.07 per share. Excluding non-core items, SCE’s core earnings were $1.70 per share, compared to $1.58 per share, in the same period last year. The increase is mainly due to higher net revenue associated with the 2006 general rate case decision and lower income taxes.

EMG’s earnings from continuing operations for the first nine months of 2007 were $0.96 per share versus $0.68 per share in the same period last year. Both 2007 and 2006 results were impacted by non-core charges of $0.45 and $0.27 per share respectively, primarily associated with early debt extinguishment. Excluding non-core items, EMG’s core earnings were $1.41 per share compared to $0.95 per share last year. This increase primarily reflects higher energy margins at Midwest Generation and Homer City, higher project income, and higher contribution from Edison Capital, partially offset by higher development and corporate costs.

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EDISON INTERNATIONAL REPORTS 2007 THIRD QUARTER FINANCIAL RESULTS

Earnings from Discontinued Operations

Edison International’s earnings per share from discontinued operations were immaterial for the nine-month period ending September 30, 2007 and $0.23 for the same period last year, with earnings resulting primarily from distributions from EMG’s Lakeland project in administrative receivership in the United Kingdom.

	Year-to-Date September 30,
Earnings (Loss) Per Common Share (Unaudited)	2007	2006	Change
Southern California Edison Company	$1.80	$1.90	$(0.10)
Edison Mission Group	0.96	0.68	0.28
EIX parent company and other	(0.07)	(0.10)	0.03

EIX basic earnings per common share from continuing operations	2.69	2.48	0.21

Earnings from discontinued operations	—	0.23	(0.23)

EIX basic earnings per common share	$2.69	$2.71	$(0.02)

EIX diluted earnings per common share	$2.67	$2.71	$(0.04)

	Year-to-Date September 30,
Earnings (Loss) (in millions) (Unaudited)	2007	2006	Change
Southern California Edison Company	$587	$618	$(31)
Edison Mission Group	313	221	92
EIX parent company and other	(14)	(22)	8

EIX income from continuing operations	886	817	69

Income from discontinued operations	1	75	(74)
Cumulative effect of accounting change – net of tax	—	1	(1)

EIX net income	$887	$893	$(6)

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EDISON INTERNATIONAL REPORTS 2007 THIRD QUARTER FINANCIAL RESULTS

Year-to-Date Reconciliation of Core Earnings to Reported Earnings

	Year-to-date September 30,
Core Earnings[1] (Loss) Per Common Share (Unaudited)	2007	2006	Change
Southern California Edison Company	$1.70	$1.58	$0.12
Edison Mission Group	1.41	0.95	0.46
EIX parent company and other	(0.07)	(0.10)	0.03

EIX core earnings per share	3.04	2.43	0.61

Non-core items
SCE – regulatory/tax items	0.10	0.25	(0.15)
SCE – generator settlement	—	0.07	(0.07)
EMG – early debt retirement	(0.45)	(0.27)	(0.18)
EMG – earnings from discontinued operations	—	0.23	(0.23)

Total non-core items	(0.35)	0.28	(0.63)

EIX basic earnings per common share	$2.69	$2.71	$(0.02)

	Year-to-date September 30,
Core Earnings[1] (Loss) (in millions) (Unaudited)	2007	2006	Change
Southern California Edison Company	$556	$513	$43
Edison Mission Group	461	309	152
EIX parent company and other	(14)	(22)	8

EIX core earnings	1,003	800	203

Non-core items
SCE – regulatory/tax items	31	81	(50)
SCE – generator settlement	—	24	(24)
EMG – early debt retirement	(148)	(88)	(60)
EMG – income from discontinued operations	1	75	(74)

Total non-core items	(116)	92	(208)

Cumulative effect of accounting change – net of tax	—	1	(1)

Total EIX net income	$887	$893	$(6)

[1]

See Use of Non-GAAP Financial Measures on page 7. The impact of participating securities is included in EIX parent company earnings (loss) and was $(0.03) per share for year-to-date September 30, 2007 and 2006.

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EDISON INTERNATIONAL REPORTS 2007 THIRD QUARTER FINANCIAL RESULTS

Reconciliation of Core Earnings Guidance to Total Earnings Guidance

Core EPS[1]	2007 Guidance
Southern California Edison Company	$1.97 – 2.07
Edison Mission Group	1.40 – 1.65
EIX parent company and other	(0.13)

EIX core earnings per share	$3.24 – 3.59

Non-Core Items[2]
Southern California Edison Company	0.10
Edison Mission Group	(0.44)

Total Non-Core Items	(0.34)

EIX basic earnings per common share	$2.90 – 3.25

[1]	The impact of participating securities is included in EIX parent company earnings (loss) and is ($0.04) per share.

[2]	2007 non-core items reflect refinancing costs of $(0.45) and $0.01 per share from discontinued operations for EMG, and a tax benefit of $0.10 per share for SCE.

Use of Non-GAAP Financial Measures

Edison International’s earnings are prepared in accordance with generally accepted accounting principles used in the United States and represent the company’s earnings as reported to the Securities and Exchange Commission. Our management uses core earnings and EPS by principal operating subsidiary internally for financial planning and for analysis of performance. We also use core earnings and EPS by principal operating subsidiary as primary performance measurements when communicating with analysts and investors regarding our earnings results and outlook, as it allows us to more accurately compare the company’s ongoing performance across periods. Core earnings exclude discontinued operations and other non-core items and are reconciled to basic earnings per common share.

EPS by principal operating subsidiary is based on the principal operating subsidiary net income and Edison International’s weighted average outstanding common shares. The impact of participating securities (vested stock options that earn dividend equivalents that may participate in undistributed earnings with common stock) for each principal operating subsidiary is not material to each principal operating subsidiary’s EPS and is therefore reflected in the results of the Edison International holding company, which we refer to as EIX parent company. EPS and core EPS by principal operating subsidiary are reconciled to basic earnings per common share.

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EDISON INTERNATIONAL REPORTS 2007 THIRD QUARTER FINANCIAL RESULTS

Reminder: Edison International Will Hold a Conference Call Today

Today, Edison International will hold a conference call to discuss its third quarter 2007 financial results at 8 a.m. (Pacific Time). Although two-way participation in the telephone call is limited to financial analysts and investors, all other interested parties are invited to participate in a “listen-only mode” by phone or through a simultaneous webcast at www.edisoninvestor.com. A presentation accompanying management’s comments on the conference call will be available on the web site as well at www.edisoninvestor.com. The domestic call-in number is (800) 356-8584 and the ID# is 11400. In addition to the live simulcast, the webcast will remain posted at www.edisoninvestor.com and telephone replays will be available through Friday, November 9, 2007, at the following numbers: (877) 693-4277 – for callers in the U.S.; and (402) 220-0042 – for international callers. The ID# is 11401.

Risk Disclosure Statement

Statements contained in this presentation about future performance, including, without limitation, earnings, asset and rate base growth, load growth, capital investments, and other statements that are not purely historical, are forward-looking statements. These forward-looking statements reflect our current expectations; however, such statements involve risks and uncertainties. Actual results could differ materially from current expectations. Important factors that could cause different results are discussed under the headings “Risk Factors” and “Management’s Discussion and Analysis” in Edison International’s 2006 Form 10-K and subsequent reports filed with the Securities and Exchange Commission and are available on our website: www.edisoninvestor.com. These forward-looking statements represent our expectations only as of the date of this presentation, and Edison International assumes no duty to update them to reflect new information, events or circumstances.

# # #

Edison International, through its subsidiaries, is a generator and distributor of electric power and an investor in infrastructure and energy assets, including renewable energy. Headquartered in Rosemead, California, Edison International is the parent company of Southern California Edison, the largest electric utility in California, and Edison Mission Group, a competitive power generation business and parent company to Edison Mission Energy and Edison Capital.

EDISON INTERNATIONAL REPORTS 2007 THIRD QUARTER FINANCIAL RESULTS

Edison International

Consolidated Statements of Income

	Three Months Ended September 30,		Nine Months Ended September 30,
In millions, except per-share amounts	2007	2006	2007	2006
	(Unaudited)
Electric utility	$3,213	$3,079	$7,895	$7,818
Nonutility power generation	711	704	1,952	1,674
Financial services and other	18	19	55	63

Total operating revenue	3,942	3,802	9,902	9,555

Fuel	502	486	1,425	1,326
Purchased power	1,284	1,036	2,431	2,819
Provisions for regulatory adjustment clauses – net	(66)	115	189	(256)
Other operation and maintenance	1,013	909	2,893	2,727
Depreciation, decommissioning and amortization	310	293	937	924
Net loss (gain) on sale of utility property and plant	1	—	—	(1)

Total operating expenses	3,044	2,839	7,875	7,539

Operating income	898	963	2,027	2,016
Interest and dividend income	40	41	125	120
Equity in income from partnerships and unconsolidated subsidiaries – net	35	39	72	53
Other nonoperating income	35	16	75	91
Interest expense – net of amounts capitalized	(191)	(199)	(577)	(608)
Loss on early extinguishment of debt	—	—	(241)	(143)
Other nonoperating deductions	(7)	(13)	(31)	(35)

Income from continuing operations before tax and minority interest	810	847	1,450	1,494
Income tax expense	263	310	392	516
Dividends on preferred and preference stock of utility not subject to mandatory redemption	13	13	38	38
Minority interest	69	64	134	123

Income from continuing operations	465	460	886	817
Income (loss) from discontinued operations – net of tax	(4)	(2)	1	75

Income before accounting change	461	458	887	892
Cumulative effect of accounting change – net of tax	—	—	—	1

Net income	$461	$458	$887	$893

Weighted-average shares of common stock outstanding	326	326	326	326
Basic earnings (loss) per common share:
Continuing operations	$1.41	$1.39	$2.69	$2.48
Discontinued operations	(0.01)	(0.01)	—	0.23

Total	$1.40	$1.38	$2.69	$2.71

Weighted-average shares, including effect of dilutive securities	330	330	331	331
Diluted earnings (loss) per common share:
Continuing operations	$1.40	$1.39	$2.67	$2.48
Discontinued operations	(0.01)	(0.01)	—	0.23

Total	$1.39	$1.38	$2.67	$2.71

Dividends declared per common share	$0.29	$0.27	$0.87	$0.81

EDISON INTERNATIONAL REPORTS 2007 THIRD QUARTER FINANCIAL RESULTS

Edison International

Consolidated Balance Sheets

In millions	September 30, 2007	December 31, 2006
	(Unaudited)
ASSETS
Cash and equivalents	$1,458	$1,795
Restricted cash	60	59
Margin and collateral deposits	137	124
Receivables, less allowances of $30 and $29 for uncollectible accounts at respective dates	1,282	1,014
Accrued unbilled revenue	506	303
Fuel inventory	119	122
Materials and supplies	307	270
Accumulated deferred income taxes – net	240	203
Derivative assets	201	328
Regulatory assets	295	554
Short-term investments	352	558
Other current assets	206	152

Total current assets	5,163	5,482

Nonutility property – less accumulated provision for depreciation of $1,706 and $1,627 at respective dates	4,703	4,356
Nuclear decommissioning trusts	3,398	3,184
Investments in partnerships and unconsolidated subsidiaries	293	308
Investments in leveraged leases	2,514	2,495
Other investments	112	91

Total investments and other assets	11,020	10,434

Utility plant, at original cost:
Transmission and distribution	18,492	17,606
Generation	1,681	1,465
Accumulated provision for depreciation	(5,050)	(4,821)
Construction work in progress	1,584	1,486
Nuclear fuel, at amortized cost	224	177

Total utility plant	16,931	15,913

Regulatory assets	2,825	2,818
Restricted cash	58	91
Margin and collateral deposits	19	4
Derivative assets	129	131
Rent payments in excess of levelized rent expense under plant operating leases	717	556
Other long-term assets	958	832

Total long-term assets	4,706	4,432

Total assets	$37,820	$36,261

EDISON INTERNATIONAL REPORTS 2007 THIRD QUARTER FINANCIAL RESULTS

Edison International

Consolidated Balance Sheets

In millions, except share amounts	September 30, 2007	December 31, 2006
	(Unaudited)
LIABILITIES AND SHAREHOLDERS’ EQUITY
Long-term debt due within one year	$236	$488
Accounts payable	850	926
Accrued taxes	313	155
Accrued interest	204	196
Counterparty collateral	42	36
Customer deposits	217	198
Book overdrafts	254	140
Derivative liabilities	200	181
Regulatory liabilities	1,316	1,000
Other current liabilities	986	983

Total current liabilities	4,618	4,303

Long-term debt	9,056	9,101

Accumulated deferred income taxes – net	5,291	5,297
Accumulated deferred investment tax credits	117	122
Customer advances	158	160
Derivative liabilities	86	86
Power-purchase contracts	25	32
Accumulated provision for pensions and benefits	1,164	1,099
Asset retirement obligations	2,831	2,759
Regulatory liabilities	3,315	3,140
Other deferred credits and other long-term liabilities	1,546	1,267

Total deferred credits and other liabilities	14,533	13,962

Total liabilities	28,207	27,366

Minority interest	309	271

Preferred and preference stock of utility not subject to mandatory redemption	915	915

Common stock, no par value (325,811,206 shares outstanding at each date)	2,116	2,080
Accumulated other comprehensive income (loss)	(33)	78
Retained earnings	6,306	5,551

Total common shareholders’ equity	8,389	7,709

Total liabilities and shareholders’ equity	$37,820	$36,261

EDISON INTERNATIONAL REPORTS 2007 THIRD QUARTER FINANCIAL RESULTS

Edison International

Consolidated Statements of Cash Flows

	Nine Months Ended September 30,
In millions	2007	2006
	(Unaudited)
Cash flows from operating activities:
Net income	$887	$893
Less: income from discontinued operations – net of tax	1	75

Income from continuing operations	886	818

Adjustments to reconcile to net cash provided by operating activities:
Cumulative effect of accounting change – net of tax	—	(1)
Depreciation, decommissioning and amortization	937	924
Realized loss on nuclear decommissioning trusts	42	—
Other amortization	94	71
Minority interest	134	123
Deferred income taxes and investment tax credits	(83)	(154)
Equity in income from partnerships and unconsolidated subsidiaries	(72)	(53)
Income from leveraged leases	(46)	(52)
Levelized rent expense	(161)	(160)
Loss on early extinguishment of debt	241	143
Regulatory assets – long-term	53	117
Regulatory liabilities – long-term	(4)	(151)
Derivative assets – long-term	8	(73)
Derivative liabilities – long-term	(40)	139
Other assets	(25)	(90)
Other liabilities	276	5
Margin and collateral deposits – net of collateral received	(20)	462
Receivables and accrued unbilled revenue	(467)	(286)
Derivative assets – short-term	72	204
Derivative liabilities – short-term	(80)	5
Inventory and other current assets	(56)	(63)
Regulatory assets – short-term	259	(20)
Regulatory liabilities – short-term	316	606
Accrued interest and taxes	366	562
Accounts payable and other current liabilities	(77)	(235)
Distributions and dividends from unconsolidated entities	43	19
Operating cash flows from discontinued operations	1	82

Net cash provided by operating activities	2,597	2,942

Cash flows from financing activities:
Long-term debt issued	2,930	1,877
Premium paid on extinguishment of debt and issuance costs	(240)	(145)
Long-term debt repaid	(3,061)	(1,954)
Issuance of preference stock	—	196
Rate reduction notes repaid	(178)	(177)
Change in book overdrafts	131	(31)
Shares purchased for stock-based compensation	(192)	(124)
Proceeds from stock option exercises	77	45
Excess tax benefits related to stock option exercises	39	18
Dividends to minority shareholders	(76)	(114)
Dividends paid	(283)	(264)

Net cash used by financing activities	$(853)	$(673)

EDISON INTERNATIONAL REPORTS 2007 THIRD QUARTER FINANCIAL RESULTS

Edison International

Consolidated Statements of Cash Flows

	Nine Months Ended September 30,
In millions	2007	2006
	(Unaudited)
Cash flows from investing activities:
Capital expenditures	$(1,979)	$(1,757)
Purchase of interest of acquired companies	(28)	(18)
Proceeds from sale of property and interests in projects	—	43
Proceeds from nuclear decommissioning trust sales	2,866	2,145
Purchases of nuclear decommissioning trust investments	(2,967)	(2,253)
Proceeds from partnerships and unconsolidated subsidiaries, net of investment	17	53
Maturities and sales of short-term investments	7,380	4,608
Purchase of short-term investments	(7,174)	(4,764)
Restricted cash	36	(10)
Customer advances for construction and other investments	(232)	(5)

Net cash used by investing activities	(2,081)	(1,958)

Net Increase (decrease) in cash and equivalents	(337)	311
Cash and equivalents, beginning of period	1,795	1,893

Cash and equivalents, end of period	$1,458	$2,204